Exhibit 99.1

Power Integrations Reports First-Quarter Financial Results

Revenue increased three percent year-over-year to $108.3 million; cash flow from operations was $20.0 million

SAN JOSE, Calif. – May 7, 2026 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended March 31, 2026. Net revenue for the first quarter was $108.3 million, up five percent from the prior quarter and up three percent from the first quarter of 2025. GAAP net income for the first quarter was $3.3 million or $0.06 per diluted share compared to $0.24 per diluted share in the prior quarter and $0.15 per diluted share in the first quarter of 2025. Cash flow from operations for the first quarter was $20.0 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, a restructuring charge associated with previously announced workforce reductions and the tax effects of these items. Non-GAAP net income for the first quarter of 2026 was $13.9 million or $0.25 per diluted share compared to $0.23 per diluted share in the prior quarter and $0.31 per diluted share in the first quarter of 2025. A reconciliation of GAAP to non-GAAP financial results and outlook is included with the tables accompanying this press release.

Power Integrations CEO Jen Lloyd commented: “Q1 was a good quarter for Power Integrations as we saw improved market demand while remaining focused on delivering innovative solutions based on our customers’ needs.  Our industrial revenue grew 23 percent year-over-year driven by a breadth of applications including renewable energy, battery storage, home automation and automotive.”

Dr. Lloyd continued: “The momentum in our industrial business reflects our strategic focus on markets where our high-voltage technologies help customers solve the most pressing challenges in power. We continue to see confirmation that EVs and AI data centers not only need innovative solutions like our PowiGaN™ technology but also—by increasing pressure on the power grid—drive growth in renewables, battery storage and DC transmission, where our gate driver products excel. We are orienting our strategy and our R&D pipeline around these highly attractive opportunities.”

Power Integrations paid a dividend of $0.215 per share on March 31, 2026. A dividend of $0.215 per share will be paid on June 30, 2026, to stockholders of record as of May 29, 2026.

Financial Outlook

The company issued the following forecast for the second quarter of 2026:

●	Revenue is expected to be in a range of $115 million to $120 million.
●	GAAP gross margin is expected to be between 53.5 percent and 54.5 percent, and non-GAAP gross margin is expected to be between 54 percent and 55 percent.
●	GAAP operating expenses are expected to be between $55 million and $56 million, and non-GAAP operating expenses are expected to be between $46.5 million and $47.5 million.
●	GAAP operating margin is expected to be between 5.5 percent and 7.5 percent. Non-GAAP operating margin is expected to be between 13.5 percent and 15.5 percent.

Conference Call Information and Supplemental Materials

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A live webcast of the call will be available on the company's investor web page, http://investors.power.com, along with supplemental materials related to today’s earnings release.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, a restructuring charge associated with workforce reductions implemented in the first quarter, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to non-GAAP operating income, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, the company’s guidance and outlook for the second quarter of 2026, the trends and assumptions underlying such guidance and outlook, and the company’s expectations regarding its upcoming dividend, including the timing and amount of such dividend. The company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the company’s ability to forecast its performance; changes in trade policies, in particular the escalation and imposition of new and higher tariffs, which could reduce demand for end products that incorporate our integrated circuits and/or place pressure on our prices as our customers seek to offset the impact of increased tariffs on their own products; the company’s ability to supply products and its ability to conduct other aspects of its business, such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenue to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates; and product development delays and defects and market acceptance of the new products. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC. The forward-looking statements in this release are based on information available to the company as of the date hereof and the company disclaims any obligation to update or alter its forward-looking statements, except as otherwise required by law.

Power Integrations, PowiGaN and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Net revenue	$108,308	$103,204	$105,529

Cost of revenue	51,370	48,595	47,294

Gross profit	56,938	54,609	58,235

Operating expenses:
Research and development	26,255	24,334	24,095
Selling, general and administrative	24,444	25,245	27,422
Other operating expenses	(1,419)	(3,744)	—
Restructuring and related charges	6,204	—	—
Total operating expenses	55,484	45,835	51,517

Income from operations	1,454	8,774	6,718

Other income	2,466	2,373	3,167

Income before income taxes	3,920	11,147	9,885

Provision (benefit) for income taxes	620	(2,143)	1,095

NET INCOME	$3,300	$13,290	$8,790

Earnings per share:
Basic	$0.06	$0.24	$0.15
Diluted	$0.06	$0.24	$0.15

Shares used in per share calculation:
Basic	55,506	55,329	56,871
Diluted	55,874	55,694	57,123

SUPPLEMENTAL INFORMATION:
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Stock-based compensation expenses included in:
Cost of revenue	$469	$232	$657
Research and development	1,904	1,945	2,250
Selling, general and administrative	3,526	2,668	5,776
Other operating expenses	(1,419)	(5,120)	—
Restructuring and related charges	1,827	—	—
Total stock-based compensation expense	$6,307	$(275)	$8,683

Cost of revenue includes:
Amortization of acquisition-related intangible assets	$147	$147	$147

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Revenue mix by end market:
Communications	10%	15%	10%
Computer	11%	14%	12%
Consumer	38%	34%	44%
Industrial	41%	37%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS (Unaudited)
(in thousands, except per-share amounts)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$56,938	$54,609	$58,235
GAAP gross margin	52.6%	52.9%	55.2%

Stock-based compensation included in cost of revenue	469	232	657
Amortization of acquisition-related intangible assets	147	147	147
Restructuring and related charges in cost of revenue	365	—	—

Non-GAAP gross profit	$57,919	$54,988	$59,039
Non-GAAP gross margin	53.5%	53.3%	55.9%

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$55,484	$45,835	$51,517

Less: Stock-based compensation expense included in operating expenses
Research and development	1,904	1,945	2,250
Selling, general and administrative	3,526	2,668	5,776
Other operating expenses	(1,419)	(5,120)	—
Other operating expenses	—	1,376	—
Total	4,011	869	8,026

Less: Restructuring and related charges	6,204	—	—

Non-GAAP operating expenses	$45,269	$44,966	$43,491

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$1,454	$8,774	$6,718
GAAP operating margin	1.3%	8.5%	6.4%

Add: Total stock-based compensation unrelated to restructuring	4,480	(275)	8,683
Amortization of acquisition-related intangible assets	147	147	147
Other operating expenses	—	1,376	—
Restructuring and related charges	6,569	—	—

Non-GAAP income from operations	$12,650	$10,022	$15,548
Non-GAAP operating margin	11.7%	9.7%	14.7%

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$620	$(2,143)	$1,095
GAAP effective tax rate	15.8%	19.2%	11.1%

Tax effect of adjustments to GAAP results	(611)	(1,806)	239

Non-GAAP provision (benefit) for income taxes	$1,231	$(337)	$856
Non-GAAP effective tax rate	8.1%	–2.7%	4.6%

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$3,300	$13,290	$8,790

Adjustments to GAAP net income
Total Stock-based compensation unrelated to restructuring	4,480	(275)	8,683
Amortization of acquisition-related intangible assets	147	147	147
Other operating expenses	—	1,376	—
Tax effect of items excluded from non-GAAP results	(611)	(1,806)	239
Restructuring and related charges	6,569	—	—

Non-GAAP net income	$13,885	$12,732	$17,859

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	55,874	55,694	57,123

GAAP net income per share (diluted)	$0.06	$0.24	$0.15

Non-GAAP net income per share (diluted)	$0.25	$0.23	$0.31

	Three Months Ended
RECONCILIATION OF FREE CASH FLOW	March 31, 2026
Cash flow from operations	$20,045
Purchases of property and equipment	(1,998)
Free cash flow	$18,047

POWER INTEGRATIONS, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(in thousands)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$63,390	$58,755
Short-term investments	193,814	190,755
Accounts receivable, net	14,407	18,254
Inventories	162,982	166,887
Prepaid expenses and other current assets	23,747	23,678
Total current assets	458,340	458,329

Property and equipment, net	143,630	146,536
Intangible assets, net	7,061	7,244
Goodwill	95,271	95,271
Other non-current assets	66,385	64,827
TOTAL ASSETS	$770,687	$772,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,407	$33,963
Accrued payroll and related expenses	13,224	13,840
Other accrued liabilities	21,958	22,558
Total current liabilities	66,589	70,361

Long-term liabilities:
Other liabilities	32,292	29,001
TOTAL LIABILITIES	98,881	99,362

STOCKHOLDERS' EQUITY:
Common stock	20	20
Additional paid-in capital	8,997	—
Accumulated other comprehensive loss	(2,491)	(1,105)
Retained earnings	665,280	673,930
TOTAL STOCKHOLDERS' EQUITY	671,806	672,845
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$770,687	$772,207

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,300	$13,290	$8,790
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	6,380	6,407	7,244
Amortization of intangible assets	183	208	207
Loss on disposal of property and equipment	49	—	—
Stock-based compensation expense	6,307	(275)	8,683
Accretion of discount on investments	(156)	(216)	(346)
Increase (decrease) in accounts receivable allowance for credit losses	—	39	(381)
Change in operating assets and liabilities:
Accounts receivable	3,847	13,222	4,747
Inventories	3,905	(2,269)	(3,456)
Prepaid expenses and other assets	3,414	(2,807)	832
Accounts payable	(4,072)	(2,762)	4,002
Other accrued liabilities	(3,112)	1,369	(3,936)
Net cash provided by operating activities	20,045	26,206	26,386

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,998)	(7,050)	(5,726)
Purchases of investments	(14,807)	(5,709)	(5,630)
Proceeds from sales and maturities of investments	10,655	8,279	15,882
Net cash provided by (used in) investing activities	(6,150)	(4,480)	4,526

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock under employee stock plans	2,690	—	2,787
Repurchase of common stock	—	—	(23,098)
Payments of dividends to stockholders	(11,950)	(11,617)	(11,959)
Net cash used in financing activities	(9,260)	(11,617)	(32,270)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,635	10,109	(1,358)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	58,755	48,646	50,972

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,390	$58,755	$49,614

POWER INTEGRATIONS, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP IN SECOND-QUARTER 2026 FORECAST

(dollar amounts in millions)

RECONCILIATION OF GROSS MARGIN FORECAST	LOW	HIGH
GAAP gross margin forecast	53.5%	54.5%

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation included in cost of revenue	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.1%	0.1%

Non-GAAP gross margin forecast	54.0%	55.0%

RECONCILIATION OF OPERATING EXPENSE FORECAST	LOW	HIGH
GAAP operating-expense forecast	$55.0	$56.0

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation	(8.5)	(8.5)

Non-GAAP operating-expense forecast	$46.5	$47.5

RECONCILIATION OF OPERATING MARGIN FORECAST	LOW	HIGH
GAAP operating margin forecast	5.5%	7.5%

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation	7.9%	7.9%
Amortization of acquisition-related intangible assets	0.1%	0.1%

Non-GAAP operating margin forecast	13.5%	15.5%

Contact:

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com